SHAREHOLDER LETTER



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Tax-Exempt Money Fund seeks to provide a high level of current income, consistent with liquidity and preservation of capital. The Fund pursues a conservative investment policy by limiting its investments to high quality securities as it seeks to maintain a $1.00 share price.(1)
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Franklin Tax-Exempt Money Fund covers the period ended July 31, 2001.

During the 12 months under review, the U.S. economy slowed significantly, as gross domestic product (GDP) grew at only a revised 0.2% annualized rate during second quarter 2001. This sharply diminished growth rate resulted largely from significant corporate spending cuts, rising unemployment and slowing consumer spending, and it represented the slowest growth rate in 8 years.

At the beginning of 2001, the Federal Reserve Board (the Fed) abruptly altered their tightening stance toward moderating economic growth to ward off inflation. More concerned with recession rather than inflation, they began an aggressive series of six interest rate cuts totaling 225 basis points (2.25%)





CONTENTS


Shareholder Letter .................................................           1

Performance Summary ................................................           3

Financial Highlights &
Statement of Investments ...........................................           4

Financial Statements ...............................................           9

Notes to
Financial Statements ...............................................          12

Independent
Auditors' Report ...................................................          14

Tax Designation ....................................................          15



FUND CATEGORY
[PYRAMID GRAPHIC]



1. There is no assurance that the Fund's $1.00 per share price will be maintained. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government organization.

     The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 5.

through July 31, 2001. Fed chairman Alan Greenspan indicated the Fed is prepared to cut interest rates further to prevent the U.S. from entering a recession. Not surprisingly, the Fed's actions impacted short-term interest rates and money market portfolio yields. During the year under review, the Fund's seven-day effective yield fell from 3.66% at the beginning of the period to 1.96% at the end.

The Fund's investment strategy continues to emphasize high quality and liquidity. We manage the Fund more conservatively than SEC guidelines require, seeking to ensure the safety and stability of the Fund's principal. For example, SEC guidelines allow tax-exempt money funds to purchase both first- and second-tier securities. Franklin purchases only first-tier securities for inclusion in its tax-exempt money market portfolios. Although also allowed by the SEC for money market funds, we do not buy any derivative securities in our tax-exempt money funds -- we purchase only plain vanilla, short-term securities. This philosophy of purchasing securities only from what we believe are the most creditworthy institutions may result in lower returns compared to other money funds. However, the Fund's managers believe that the increased yield offered by lower-rated and less liquid securities does not justify the added risk to shareholders.

During the reporting period, the Fund participated in several attractive deals including Iowa State School Cash Anticipation Warrants, Wyoming State General Fund TRANs, Denver City and County Airport Revenue Tax Exempt Commercial Paper, Chicago Illinois Mandatory Puts, Long Island Power Authority Electric Systems VRDNs and New York State Energy Research and Development Authority Facilities Revenue Consolidated Edison VRDNs.

We appreciate your support, welcome new shareholders and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ C. B. Johnson

Charles B. Johnson
Chairman
Franklin Tax-Exempt Money Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of July 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------



PERFORMANCE SUMMARY
7/31/01

--------------------------------------------------------------------------------

Seven-day effective yield(1)                                               1.96%

Seven-day annualized yield                                                 1.94%

Taxable equivalent yield(2)                                                3.19%



(1)  The seven-day effective yield assumes the compounding of daily dividends.

(2) Taxable equivalent yield assumes the 2001 maximum 39.1% federal personal income tax rate.

Annualized and effective yields are for the seven-day period ended 7/31/01. The Fund's average weighted maturity was 47 days. Yield reflects fluctuations in interest rates on portfolio investments, and Fund expenses.

Past performance does not guarantee future results.

FRANKLIN TAX-EXEMPT MONEY FUND
Financial Highlights


                                                                                  YEAR ENDED JULY 31,
                                                         ---------------------------------------------------------------------
                                                             2001           2000           1999           1998           1997
                                                         ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................     $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                         ---------------------------------------------------------------------
Net investment income ..............................         .029           .030           .025           .029           .029
Less distributions from net investment income ......        (.029)         (.030)         (.025)         (.029)         (.029)
                                                         ---------------------------------------------------------------------
Net asset value, end of year .......................     $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                         ---------------------------------------------------------------------

Total return(a) ....................................         2.98%          3.02%          2.49%          2.99%          2.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................     $167,705       $169,338       $190,727       $164,525       $161,038
Ratios to average net assets:
 Expenses ..........................................          .76%           .74%           .74%           .65%           .65%
 Expenses excluding waiver and payments by affiliate          .76%           .74%           .82%           .83%           .80%
 Net investment income .............................         2.94%          3.02%          2.46%          2.94%          2.91%



(a) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-EXEMPT MONEY FUND
STATEMENT OF INVESTMENTS, JULY 31, 2001


                                                                             PRINCIPAL
                                                                               AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------
   INVESTMENTS 99.4%
(a)ARIZONA .4%
   Maricopa County PCC, PCR, Arizona Public Service Co., Refunding,
    Series A, Daily VRDN and Put, 2.75%, 5/01/29 .......................     $  700,000     $   700,000
                                                                                            -----------
   COLORADO 2.6%
   Denver City and County Airport Revenue, TECP, 2.75%, 8/08/01 ........      4,400,000       4,400,000
                                                                                            -----------
(a)FLORIDA 2.6%
   Orange County School Board COP, Series B, Daily VRDN and Put,
    2.70%, 8/01/25 .....................................................      4,400,000       4,400,000
                                                                                            -----------
   GEORGIA 6.0%
   Cobb-Marietta Coliseum and Exhibit Hall Authority Revenue, MBIA
    Insured, Pre-Refunded, 6.75%, 10/01/26 .............................      2,350,000       2,407,611
(a)De Kalb County Hospital Authority RAN, De Kalb Medical Center
    Project, Weekly VRDN and Put, 2.70%, 9/01/09 .......................      1,600,000       1,600,000
(a)Fulco Hospital Authority Revenue, Anticipation Certificates,
    Shepherd Center Inc. Project, Weekly VRDN and Put,
    2.60%, 9/01/17 .....................................................      1,000,000       1,000,000
(a)Macon-Bibb County Hospital Authority Revenue, Certificates, Medical
    Center of Central Georgia, Weekly VRDN and Put, 2.70%, 4/01/07 .....        600,000         600,000
(a)Rockdale County Hospital Authority RAN, Weekly VRDN and Put,
    2.70%, 10/01/09 ....................................................      1,310,000       1,310,000
(a)Roswell Housing Authority MFR, Azalea Park Apartments, Refunding,
    FNMA Insured, Weekly VRDN and Put, 2.65%, 6/15/25 ..................      3,200,000       3,200,000
                                                                                            -----------
                                                                                             10,117,611
                                                                                            -----------
   ILLINOIS 8.9%
   Chicago Tender Notes GO, 3.65%, 1/03/03 .............................      8,000,000       8,000,000
(a)Illinois State Toll Highway Authority Toll Highway Priority Revenue,
    Refunding, Series B, MBIA Insured, Weekly VRDN and Daily Put,
    2.55%, 1/01/10 .....................................................      7,000,000       7,000,000
                                                                                            -----------
                                                                                             15,000,000
                                                                                            -----------
   INDIANA 3.3%
(a)Fort Wayne Hospital Authority Hospital Revenue, Parkview Memorial
    Hospital, Series B, Weekly VRDN and Put, 2.70%, 1/01/20 ............      1,600,000       1,600,000
   Indiana State Development Financing Authority Revenue, USX
    Corporate Project, Refunding, 2.60%, 12/01/22 ......................      4,000,000       4,000,000
                                                                                            -----------
                                                                                              5,600,000
                                                                                            -----------
   IOWA 2.9%
   Iowa State School Cash Anticipation Program, Iowa School Corps.,
    Warrant Certificates, Series A, FSA Insured, 3.75%, 6/21/02 ........      4,820,000       4,865,824
                                                                                            -----------
(a)KENTUCKY 3.2%
   Kentucky Development Finance Authority Revenue, Pooled Loan Program,
    Series A, FGIC Insured, Weekly VRDN and Put, 2.70%, 12/01/15 .......      5,400,000       5,400,000
                                                                                            -----------
(a)LOUISIANA 2.2%
   Louisiana Public Facilities Authority Hospital Revenue, Willis
    Knighton Medical Center, AMBAC Insured, Weekly VRDN and Put,
    2.75%, 9/01/27 .....................................................      3,700,000       3,700,000
                                                                                            -----------
   MICHIGAN 4.5%
(a)Delta County EDC, Environmental Improvement Revenue, Mead Escanaba
   Paper Project, Refunding, Series C, Daily VRDN and Put, 2.70%,
   12/01/23 ............................................................      2,500,000       2,500,000
   Michigan Municipal Bond Authority Revenue, Series C-2, 5.00%, 8/23/01      5,000,000       5,002,022
                                                                                            -----------
                                                                                              7,502,022
                                                                                            -----------

FRANKLIN TAX-EXEMPT MONEY FUND
STATEMENT OF INVESTMENTS, JULY 31, 2001 (CONT.)


                                                                             PRINCIPAL
                                                                               AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------
   INVESTMENTS (CONT.)
(a)MINNESOTA .6%
   Minneapolis Convention Center GO, Weekly VRDN and Put, 2.50%,
    12/01/18 ...........................................................     $1,000,000     $ 1,000,000
                                                                                            -----------
(a)MISSISSIPPI 3.8%
   Perry County PCR, Leaf River Forest Project, Refunding, Daily
    VRDN and Put, 2.75%, 3/01/02 .......................................      6,300,000       6,300,000
                                                                                            -----------
(a)MISSOURI 5.1%
   Independence IDA, Industrial Revenue, Development Groves and
    Graceland, Series A, Daily VRDN and Put, 2.75%, 11/01/27 ...........      3,900,000       3,900,000
   Kansas City IDA, Hospital Revenue, Research Health Services
    System, MBIA Insured, Daily VRDN and Put, 2.85%, 10/15/15 ..........        500,000         500,000
   Missouri Higher Education Loan Authority Student Loan Revenue,
    Refunding, Series A, Weekly VRDN and Put, 2.80%, 6/01/17 ...........      2,100,000       2,100,000
   Missouri State Health and Educational Facilities Authority Revenue,
     Christian Health Services, Series A, Weekly VRDN and Put,
      2.70%, 11/01/19 ..................................................        850,000         850,000
     St. Louis University Project, FGIC Insured, Daily VRDN and
      Put, 2.80%, 12/01/05 .............................................      1,200,000       1,200,000
                                                                                            -----------
                                                                                              8,550,000
                                                                                            -----------
(a)NEBRASKA 4.1%
   Lancaster County Hospital Authority No.1 Hospital Revenue, Bryan
    Memorial Hospital Project, Refunding, MBIA Insured, Weekly VRDN
    and Put, 2.60%, 6/01/12 ............................................      6,800,000       6,800,000
                                                                                            -----------
(a)NEVADA 2.4%
   Clark County Airport Improvement Revenue, sub. lien,
     Series A-1, Weekly VRDN and Put, 2.55%, 7/01/25 ...................      1,000,000       1,000,000
     Series B-1, Weekly VRDN and Put, 2.65%, 7/01/29 ...................      3,000,000       3,000,000
                                                                                            -----------
                                                                                              4,000,000
                                                                                            -----------
(a)NEW JERSEY 2.7%
   New Jersey State Turnpike Authority Revenue, Series D, FGIC Insured,
    Weekly VRDN and Put, 2.40%, 1/01/18 ................................      4,600,000       4,600,000
                                                                                            -----------
(a)NEW MEXICO 1.9%
   Albuquerque Gross Receipts Lodgers Tax Revenue, Weekly VRDN and
    Put, 2.60%, 7/01/23 ................................................        400,000         400,000
   Farmington PCR, Arizona Public Service Co., Series A, Daily VRDN
    and Put, 2.75%, 5/01/24 ............................................      1,700,000       1,700,000
   University of New Mexico Revenue, AMBAC Insured, Weekly VRDN and
    Put, 2.55%, 6/01/06 ................................................      1,100,000       1,100,000
                                                                                            -----------
                                                                                              3,200,000
                                                                                            -----------
   NEW YORK 16.8%
(a)Long Island Power Authority Electric Systems Revenue, Sub Series 2,
    Daily VRDN and Put, 2.60%, 5/01/33 .................................      2,100,000       2,100,000
   Nassau County Interim Finance Authority BAN, Series A-1, 3.75%,
    3/14/02 ............................................................      7,000,000       7,053,076
(a)New York City GO, Sub Series A-10, Daily VRDN and Put, 2.60%, 8/01/16      1,000,000       1,000,000
(a)New York City HDC, MF, Rental Housing Revenue, One Columbus Place
    Development, Series A, Weekly VRDN and Put, 2.45%, 11/15/28 ........      1,000,000       1,000,000
(a)New York City Municipal Water Finance Authority Water and Sewer
    System Revenue, Series G, FGIC Insured, Daily VRDN and Put,
    2.60%, 6/15/24 .....................................................        900,000         900,000
   New York State Dormitory Authority Mount Sinai TECP, 2.45%, 8/01/01 .      5,000,000       5,000,000
(a)New York State Energy Research and Development Authority Facilities
    Revenue, Consolidated Edison Co., Series A-1, Weekly VRDN and Put,
    2.45%, 6/01/36 .....................................................      4,000,000       4,000,000
   Triborough Bridge and Tunnel Authority Revenue, BAN, Sub Series A-1,
    5.00%, 1/17/02 .....................................................      7,000,000       7,063,300
                                                                                            -----------
                                                                                             28,116,376
                                                                                            -----------

FRANKLIN TAX-EXEMPT MONEY FUND
STATEMENT OF INVESTMENTS, JULY 31, 2001 (CONT.)


                                                                             PRINCIPAL
                                                                               AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------
   INVESTMENTS (CONT.)
   OHIO 1.2%
   Ohio State Quality Development Authority Revenue, Environmental
    Improvement, USX Project, Mandatory Put, Refunding, 2.65%,
    11/01/15 .........................................................       $2,045,000    $  2,045,000
                                                                                           ------------
(a)PENNSYLVANIA 1.9%
   Philadelphia Water and Wastewater Revenue, Series B, Weekly VRDN
    and Put, 2.55%, 8/01/27 ..........................................        3,200,000       3,200,000
                                                                                           ------------
(a)SOUTH CAROLINA 1.1%
   Piedmont Municipal Power Agency Electric Revenue, Refunding,
    Series B, MBIA Insured, Weekly VRDN and Put, 2.70%, 1/01/19 ......        1,800,000       1,800,000
                                                                                           ------------
(a)SOUTH DAKOTA 1.2%
   Lawrence County PCR, Homestake Mining, Refunding, Series B, Daily
    VRDN and Put, 3.40%, 7/01/32 .....................................        2,000,000       2,000,000
                                                                                           ------------
(a)TENNESSEE 3.8%
   Metropolitan Government of Nashville and Davidson County IDBR,
    YMCA Project, Daily VRDN and Put, 2.65%, 12/01/18 ................        3,400,000       3,400,000
   Montgomery County Public Building Authority Pooled Financing
    Revenue, Tennessee County Loan Pool, Weekly VRDN and Daily
    Put, 2.65%, 11/01/27 .............................................        2,900,000       2,900,000
                                                                                           ------------
                                                                                              6,300,000
                                                                                           ------------
   TEXAS 4.7%
(a)Anelina & Neches River Authority IDC, Solid Waste Revenue, Daily
    VRDN and Put, 2.80%, 5/01/14 .....................................        1,200,000       1,200,000
(a)Guadalupe Blanco River Authority PCR, Central Power and Light Co. .
    Project, Refunding, Daily VRDN and Put, 2.80%, 11/01/15 ..........        1,700,000       1,700,000
   Texas State TRAN, 5.25%, 8/31/01 ..................................        5,000,000       5,003,859
                                                                                           ------------
                                                                                              7,903,859
                                                                                           ------------
   UTAH 1.2%
   Utah County Environmental Improvement Revenue, USX Corp. Project,
    Refunding, 2.65%, 11/01/17 .......................................        2,000,000       2,000,000
                                                                                           ------------
   WASHINGTON 3.0%
   Washington State GO, Refunding, Series R-A, 4.50%, 9/01/01 ........        5,000,000       5,006,925
                                                                                           ------------
   WYOMING 7.3%
(a)Uinta County PCR, Chevron USA Inc. Project, Refunding, Daily VRDN
    and Put, 2.70%, 8/15/20 ..........................................        5,600,000       5,600,000
   Wyoming State General Fund, TRAN, 3.50%, 6/27/02 ..................        6,500,000       6,554,400
                                                                                           ------------
                                                                                             12,154,400
                                                                                           ------------
   TOTAL INVESTMENTS (COST $166,662,017) 99.4% .......................                      166,662,017
   OTHER ASSETS, LESS LIABILITIES .6% ................................                        1,042,623
                                                                                           ------------
   NET ASSETS 100.0% .................................................                     $167,704,640
                                                                                           ============



See glossary of terms on page 8.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specific dates.


                       See notes to financial statements.

FRANKLIN TAX-EXEMPT MONEY FUND
STATEMENT OF INVESTMENTS, JULY 31, 2001 (CONT.)




GLOSSARY OF TERMS
--------------------------------------------------------------------------------

AMBAC - American Municipal Bond Assurance Corp.
BAN   - Bond Anticipation Notes
COP   - Certificate of Participation
EDC   - Economic Development Corp.
FGIC  - Financial Guaranty Insurance Co.
FNMA  - Federal National Mortgage Association
FSA   - Financial Security Assistance
GO    - General Obligation
HDC   - Housing Development Corp.
IDA   - Industrial Development Authority/Agency
IDBR  - Industrial Development Board Revenue
IDC   - Industrial Development Corp.
MBIA  - Municipal Bond Investors Assurance Corp.
MF    - Multi-Family
MFR   - Multi-Family Revenue
PCC   - Pollution Control Corp.
PCR   - Pollution Control Revenue
RAN   - Revenue Anticipation Notes
TECP  - Tax-Exempt Commercial Paper
TRAN  - Tax and Revenue Anticipation Notes

FRANKLIN TAX-EXEMPT MONEY FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2001

Assets:
 Investments in securities, at value and cost ..................... $166,662,017
 Cash .............................................................      285,121
 Receivables:
  Capital shares sold .............................................      791,478
  Interest ........................................................    1,244,413
                                                                    ------------
      Total assets ................................................  168,983,029
                                                                    ------------
Liabilities:
 Payables:
  Capital shares redeemed .........................................    1,008,750
  Affiliates ......................................................       99,107
  Shareholders ....................................................      120,683
 Distributions to shareholders ....................................       27,377
 Other liabilities ................................................       22,472
                                                                    ------------
      Total liabilities ...........................................    1,278,389
                                                                    ------------
 Net assets, at value ............................................. $167,704,640
                                                                    ============
 Shares outstanding ...............................................  167,704,640
                                                                    ============
 Net asset value per share(a) ..................................... $       1.00
                                                                    ============


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.




                       See notes to financial statements.                      9

FRANKLIN TAX-EXEMPT MONEY FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2001

Investment income:
 Interest .........................................................   $6,372,607
                                                                      ----------
Expenses:
 Management fees (Note 3) .........................................      985,893
 Transfer agent fees (Note 3) .....................................      234,226
 Custodian fees ...................................................        1,646
 Reports to shareholders ..........................................       15,818
 Registration and filing fees .....................................       55,168
 Professional fees ................................................        5,188
 Directors' fees and expenses .....................................        7,600
 Other ............................................................        7,595
                                                                      ----------
      Total expenses ..............................................    1,313,134
                                                                      ----------
       Net investment income ......................................    5,059,473
                                                                      ----------
Net realized gain from investments ................................        1,159
                                                                      ----------
Net increase in net assets resulting from operations ..............   $5,060,632
                                                                      ==========





10                     See notes to financial statements.

FRANKLIN TAX-EXEMPT MONEY FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JULY 31, 2001 AND 2000

                                                                                                     2001                2000
                                                                                               ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................................................... $   5,059,473       $   6,237,750
  Net realized gain (loss) from investments ..................................................         1,159             (27,731)
                                                                                               ----------------------------------
      Net increase in net assets resulting from operations ...................................     5,060,632           6,210,019
 Distributions to shareholders from net investment income ....................................    (5,060,632)(a)      (6,210,019)(a)
 Capital share transactions: (Note 2) ........................................................    (1,633,404)        (21,388,689)
                                                                                               ---------------------------------
      Net decrease in net assets .............................................................    (1,633,404)        (21,388,689)
Net assets (there is no undistributed net investment income at beginning or end of year):
 Beginning of year ...........................................................................   169,338,044         190,726,733
                                                                                               ---------------------------------
 End of year ................................................................................. $ 167,704,640       $ 169,338,044
                                                                                               =================================

(a) Distributions were increased (decreased) by net realized gains (losses) from security transactions of $1,159 and ($27,731) for the years ended July 31, 2001 and 2000, respectively.


                       See notes to financial statements.                     11

FRANKLIN TAX-EXEMPT MONEY FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Exempt Money Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks high current income exempt from federal income taxes, consistent with capital preservation and liquidity.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Securities are valued at amortized cost which approximates value.

b. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are either reinvested in additional shares of the Fund or distributed monthly.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At July 31, 2001, there were five billion shares authorized (no par value). Transactions in the Fund's shares at $1.00 per share were as follows:

                                                    YEAR ENDED JULY 31,
                                           ------------------------------------
                                                2001                  2000
                                           ------------------------------------
Shares sold .............................. $ 594,528,838        $ 2,067,007,731
Shares issued in reinvestment
 of distributions ........................     5,084,588              6,179,721
Shares redeemed ..........................  (601,246,830)        (2,094,576,141)
                                           ------------------------------------
Net decrease ............................. $  (1,633,404)       $   (21,388,689)
                                           =====================================

FRANKLIN TAX-EXEMPT MONEY FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                    AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
  .625%                      First $100 million
  .500%                      Over $100 million, up to and including $250 million
  .450%                      Over $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

Distributors received contingent deferred sales charges for the year of $127,783.

The Fund paid transfer agent fees of $234,226, of which $179,761 was paid to Investor Services.

4. INCOME TAXES

At July 31, 2001, the Fund had tax basis capital losses of $37,430, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2004 .................................................................   $   595
2005 .................................................................     1,844
2008 .................................................................     8,419
2009 .................................................................    26,572
                                                                         -------
                                                                         $37,430
                                                                         =======

FRANKLIN TAX-EXEMPT MONEY FUND
Independent Auditors' Report


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
FRANKLIN TAX-EXEMPT MONEY FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Tax-Exempt Money Fund (hereafter referred to as the "Fund") at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
August 30, 2001

FRANKLIN TAX-EXEMPT MONEY FUND
Tax Designation

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended July 31, 2001.


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